TRUST AGREEMENT

among

SAXON ASSET SECURITIES COMPANY,

as Depositor,

WILMINGTON TRUST COMPANY,

as Owner Trustee

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Administrator

Dated as of April 1, 2006

SAXON ASSET SECURITIES TRUST 2006-1

MORTGAGE LOAN ASSET BACKED NOTES, SERIES 2006-1

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

1

Section 1.01. Definitions.

1

Section 1.02. Other Definitional Provisions.

5

ARTICLE II ORGANIZATION

6

Section 2.01. Name.

6

Section 2.02. Office.

6

Section 2.03. Purpose and Powers.

6

Section 2.04. Appointment of the Owner Trustee.

6

Section 2.05. Initial Capital Contribution; Declaration of Trust.

7

Section 2.06. Issuance of Initial Certificates.

7

Section 2.07. Liability of the Holders of the Certificates.

7

Section 2.08. Situs of Trust.

7

Section 2.09. Title to Trust Property.

7

Section 2.10. Representations and Warranties of the Depositor.

8

Section 2.11. Tax Treatment.

9

Section 2.12. Investment Company.

9

ARTICLE III THE CERTIFICATES AND TRANSFERS

OF INTERESTS

9

Section 3.01. The Certificates.

9

Section 3.02. Execution, Authentication and Delivery of Certificates.

9

Section 3.03. Registration of and Limitations on Transfers and Exchanges of

Certificates.

10

Section 3.04. Lost, Stolen, Mutilated or Destroyed Certificates.

12

Section 3.05. Persons Deemed Certificateholders.

12

Section 3.06. Access to List of Certificateholders’ Names and Addresses.

12

Section 3.07. Book-Entry Certificates.

13

Section 3.08. Maintenance of Office or Agency.

14

Section 3.09. Certificate Paying Agent.

14

Section 3.10. Initial Certificate Ownership.

15

Section 3.11. Derivative Transactions/PMI Insurance.

15

ARTICLE IV APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

16

Section 4.01. Certificate Account.

16

Section 4.02. Application of Trust Funds.

16

Section 4.03. Method of Payment.

17

Section 4.04. Tax Returns.

17

Section 4.05. Segregation of Moneys; No Interest.

18

ARTICLE V AUTHORITY AND DUTIES OF THE OWNER TRUSTEE;

ACTION BY CERTIFICATEHOLDERS

18

Section 5.01. General Authority.

18

Section 5.02. General Duties.

19

Section 5.03. Action Upon Instruction.

19

Section 5.04. No Duties Except as Specified under Specified Documents or in Instructions.

20

Section 5.05. Restrictions.

20

Section 5.06. Prior Notice to Certificateholders with Respect to Certain Matters.

21

Section 5.07. Action by Certificateholders with Respect to Certain Matters.

23

Section 5.08. Action by Certificateholders with Respect to Bankruptcy.

23

Section 5.09. Restrictions on Certificateholders’ Power.

23

Section 5.10. Majority Control.

23

ARTICLE VI CONCERNING THE OWNER TRUSTEE

24

Section 6.01. Acceptance of Trusts and Duties.

24

Section 6.02. Furnishing of Documents.

25

Section 6.03. Books and Records.

25

Section 6.04. Representations and Warranties.

25

Section 6.05. Reliance; Advice of Counsel.

26

Section 6.06. Not Acting in Individual Capacity.

27

Section 6.07. Owner Trustee Not Liable for Certificates or Collateral.

27

Section 6.08. Owner Trustee May Own Certificates and Notes.

27

Section 6.09. Licenses.

28

Section 6.10. Owner Trustee Reporting Requirements of the Commission.

28

ARTICLE VII INDEMNIFICATION AND COMPENSATION

28

Section 7.01. Trust Expenses.

28

Section 7.02. Indemnification.

29

Section 7.03. Compensation.

29

Section 7.04. Lien on Trust Estate.

29

ARTICLE VIII TERMINATION OF AGREEMENT

29

Section 8.01. Termination of Agreement.

29

ARTICLE IX SUCCESSOR OWNER TRUSTEES AND ADDITIONAL

OWNER TRUSTEES

31

Section 9.01. Eligibility Requirements for Owner Trustee.

31

Section 9.02. Resignation or Removal of Owner Trustee.

31

Section 9.03. Successor Owner Trustee.

32

Section 9.04. Merger or Consolidation of Owner Trustee.

32

Section 9.05. Appointment of Co-Trustee or Separate Trustee.

32

ARTICLE X MISCELLANEOUS

34

Section 10.01. Compliance with Applicable Anti-Terrorism and

Anti-Money Laundering Regulations.

34

Section 10.02. Supplements and Amendments.

34

Section 10.03. No Legal Title to Trust Estate in Certificateholders.

35

Section 10.04. Pledge of Collateral by Owner Trustee is Binding.

35

Section 10.05. Limitations on Rights of Others.

36

Section 10.06. Notices.

36

Section 10.07. Severability.

36

Section 10.08. Separate Counterparts.

36

Section 10.09. Successors and Assigns.

36

Section 10.10. Headings.

36

Section 10.11. Governing Law.

36

Section 10.12. No Petition.

37

Section 10.13. No Recourse.

37

ARTICLE XI OFFICERS

37

Section 11.01. Appointment of Officers.

37

Section 11.02. Officers to Provide Information to the Owner Trustee.

38

Exhibit A

–

Form of Trust Certificate

Exhibit B

–

Form of Class X Certificate

Exhibit C

–

Form of Certificate of Trust

Exhibit D

–

Form of Rule 144A Investment Letter

Exhibit E

–

Form of ERISA Transfer Affidavit

Exhibit F

–

Form of Representation and Warranty Regarding Transferee’s Status as a REIT or Qualified REIT Subsidiary

This TRUST AGREEMENT dated as of April 1, 2006, is by and among SAXON ASSET SECURITIES COMPANY, a Virginia corporation (the “Depositor”), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee (the “Owner Trustee”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Administrator (the “Administrator”).

WHEREAS, pursuant to the Sale and Servicing Agreement entered into simultaneously with this Trust Agreement, the Depositor intends to sell, transfer and assign to a Delaware statutory trust created hereunder certain mortgage loans (exclusive of the Retained Interest therein retained by the Seller) and related assets, which statutory trust would then pledge such collateral under an indenture in order to secure the issuance of its mortgage loan asset backed notes, the net proceeds of which would be applied toward the purchase of the Collateral.

WHEREAS, the Depositor, the Owner Trustee and the Administrator desire to enter into this Agreement in order to effect the foregoing.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.  Definitions.  For all purposes of this Agreement, the following terms shall have the meanings set forth below.

Actual Knowledge:  With respect to the Owner Trustee or the Administrator, any officer within the Corporate Trust Office of the Owner Trustee or the Administrator responsible for administering the Trust hereunder, or under the Operative Agreements, who has actual knowledge of an action taken or an action not taken with regard to the Trust.  Actions taken or actions not taken of which the Owner Trustee or the Administrator should have had knowledge, or has constructive knowledge, do not meet the definition of Actual Knowledge hereunder.

Agreement or Trust Agreement:  This Trust Agreement and any amendments or modifications hereof.

Authorized Officer:  With respect to the Trust, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Trust and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President, Assistant Vice President or other officer of the Administrator who is authorized to act for the Administrator in matters relating to the Trust and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee (if the Administrator is not the Indenture Trustee) on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

Bank:  Wilmington Trust Company in its individual capacity and not as Owner Trustee under this Agreement.

Book-Entry Certificates:  A beneficial interest in any Class of Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.07.

Certificate of Trust:  The Certificate of Trust to be filed by the Owner Trustee for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute in the form of Exhibit C hereto.

Certificate Paying Agent:  Initially, the Administrator, in its capacity as certificate paying agent, or any successor to the Administrator in such capacity.

Certificate Register:  The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of the Certificates and of transfers and exchanges of such Certificates.

Certificate Registrar:  Initially, the Administrator, in its capacity as certificate registrar, or any successor to the Administrator in such capacity.

Certificateholder or Holder:  The Person in whose name a Certificate is registered in the Certificate Register except that, any Certificate registered in the name of the Trust, the Owner Trustee, the Administrator, the Indenture Trustee or any Affiliate of any of the foregoing shall be deemed not to be outstanding and any such Person will not be considered a Certificateholder or a Holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or this Agreement.

Certificates:  The Trust Certificate and the Class X Certificate.

Class X Certificate:  A certificate representing the right to receive certain residual amounts received by the Trust as specified in this Agreement in substantially the form annexed hereto as Exhibit B.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant:  A broker, dealer, bank, other financial institution or other Person for which from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Closing Date:  May 2, 2006.

Code:  The Internal Revenue Code of 1986, as amended.

Collateral:  As defined in the Indenture.

Corporate Trust Office:  With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Certificateholders, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Certificateholders) and with respect to the Certificate Registrar, the principal office of the Certificate Registrar at which at any particular time its corporate trust business shall be administered, which at the time of execution of this Agreement is located at 1761 East St. Andrew Pl., Santa Ana, CA  92705, Attention: Trust Administration – SX0601 and for purposes of presentment, surrender, and exchange of the Certificates at the office of its agent located at DTC Transfer Agent Services, 55 Water St. – Jeanette Park Entrance, New York, New York 10041, or at such other address as the Certificate Registrar may designate from time to time by notice to the Noteholders and the Trust, or the principal corporate trust office of any successor Certificate Registrar at the address designated by such successor Certificate Registrar by notice to the Noteholders and the Trust.

Depositor:  Saxon Asset Securities Company, a Virginia corporation.

Depository:  DTC or any other Person designated by the Trust as Depository in the case of Book-Entry Certificates.

DTC:  The Depository Trust Company.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

Expenses:  The meaning specified in Section 7.02.

Indenture:  The indenture, dated as of April 1, 2006, by and between the Trust and Deutsche Bank Trust Company Americas.

Indenture Event of Default:  An Event of Default as defined in the Indenture.

Indenture Trustee:  Deutsche Bank Trust Company Americas, in its capacity as indenture trustee under the Indenture.

Initial Holder:  Saxon Securities and Certificates, Inc.

Master Servicer:  Saxon Funding Management, Inc. or any successor in interest, as master servicer under the Sale and Servicing Agreement.

Net Proceeds from the Notes:  The proceeds received by the Trust from time to time from the issuance and sale of its Notes, less the costs and expenses incurred in connection with the issuance and sale of such Notes.

Noteholders:  The holders from time to time of the Notes.

Officer:  Those officers of the Trust referred to in Article XI.

Opinion of Counsel:  One or more written opinions of counsel who may, except as otherwise expressly provided in this Agreement, be employees of or counsel to the Depositor and who shall be satisfactory to the Owner Trustee and the Administrator, which opinion shall be addressed to the Owner Trustee and the Administrator.

Owner or Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency) and, with respect to any Certificate that is not a Book-Entry Certificate, the Holder thereof.

Owner Trustee:  Wilmington Trust Company, not in its individual capacity but solely as trustee under this Agreement, and any successor trustee hereunder.

Percentage Interest:  With respect to any Certificate, the percentage set forth on the face thereof.

Periodic Filings:  Any filings or submissions that the Trust is required to make with respect to the Notes, including without limitation filings pursuant to the Securities and Exchange Act of 1934, as amended, and filings with any stock exchange or self-regulatory organization.

Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

Proposer:  The Certificateholder making a written request pursuant to Section 5.07.

Qualified REIT Subsidiary:  A direct or indirect 100% owned subsidiary of a REIT that satisfies the requirements of Section 856(i) of the Code.

REIT:  A real estate investment trust within the meaning of Sections 856 and 857 of the Code.

Responsible Officer:  With respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of, and familiarity with, the particular subject; and with respect to the Administrator, any officer with direct responsibility for the administration of the Trust and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of, and familiarity with, the particular subject.

Sale and Servicing Agreement:  The Sale and Servicing Agreement dated as of April 1, 2006, by and among the Trust, as issuer, the Depositor, as depositor, the Indenture Trustee, Saxon Mortgage Services Inc., as servicer, and Saxon Funding Management, Inc., as master servicer, as such may be amended or supplemented from time to time.

Secretary of State:  The Secretary of State of Delaware.

Single Certificate:  A Certificate representing a 100% Percentage Interest in the applicable Class of Certificates.

Statutory Trust Statute:  Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. Section 3801 et seq., as the same may be amended from time to time.

Trust:  The trust established pursuant to this Agreement which shall carry on its business operations under the name of “Saxon Asset Securities Trust 2006-1.”

Trust Certificate:  An equity certificate representing an undivided beneficial ownership interest in the Trust in substantially the form annexed hereto as Exhibit A.

Section 1.02.  Other Definitional Provisions.

(a)

Capitalized terms used herein and not defined herein shall have the same meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

(b)

All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)

As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles.  To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(d)

The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(e)

The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(f)

Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

ORGANIZATION

Section 2.01.  Name.  The trust established under this Agreement shall be named “Saxon Asset Securities Trust 2006-1,” in which name the Owner Trustee and their Officers may conduct the activities contemplated hereby, including the making and executing of contracts and other instruments on behalf of the Trust and suing and being sued.

Section 2.02.  Office.  The principal office of the Trust shall be in care of the Owner Trustee, at its Corporate Trust Office.  The Trust shall also have an office in care of the Administrator at its Corporate Trust Office.

Section 2.03.  Purpose and Powers.  The purpose of the Trust is, and the Trust shall have the power and authority, to engage in any of the following activities:

(a)

to issue one or more Classes of Notes pursuant to the Indenture and the Certificates pursuant to this Agreement and to sell, transfer and exchange such Notes and such Certificates;

(b)

with the proceeds of the sale of the Notes and the Certificates, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance of the proceeds of the sale of the Notes and the Certificates to the Depositor in consideration of the transfer to the Trust of the Collateral;

(c)

to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement any portion of the Collateral released from the lien of, and remitted to the Trust pursuant to, the Indenture;

(d)

to enter into and perform its obligations under the Operative Agreements (including the Yield Maintenance Agreement) to which it is to be a party;

(e)

to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(f)

subject to compliance with the Operative Agreements, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions and payments to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities.  The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Operative Agreements.  Notwithstanding anything in this Agreement or any Operative Agreement to the contrary, this Agreement shall be effective as of [             ], 2006 for purposes of executing the trade of the Yield Maintenance Agreement.

Section 2.04.  Appointment of the Owner Trustee.  The Depositor hereby appoints the Bank to act as owner trustee (the “Owner Trustee”) of the Trust effective as of the date hereof to have all the rights, powers and duties set forth herein with respect to accomplishing the purposes of the Trust.

Section 2.05.  Initial Capital Contribution; Declaration of Trust.

(a)

The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1.  The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the Closing Date, of the foregoing contribution which shall constitute the initial corpus of the Trust Estate and shall be deposited by the Depositor directly in the Certificate Account.  The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

(b)

The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Operative Agreements.  It is the intention of the parties hereto that the Trust constitutes a statutory trust under the Statutory Trust Statute and that this Agreement constitutes the governing instrument of such statutory trust. No later than the Closing Date, upon execution of this Trust Agreement by the parties hereto, the Owner Trustee shall cause the filing of the Certificate of Trust with the Secretary of State.  Except as otherwise provided in this Agreement, the rights of the Holders of the Trust Certificates will be those of beneficial owners of the Trust and the rights of the Holders of the Class X Certificates will be those of a beneficial owner of an undivided interest in the residual cashflows payable to such Holders in accordance with this Agreement.

Section 2.06.  Issuance of Initial Certificates.  Upon the formation of the Trust by the initial contribution by the Depositor and the filing of the Certificate of Trust pursuant to Section 2.05, the Trust will issue the Trust Certificate and the Class X Certificate to the Initial Holder.

Section 2.07.  Liability of the Holders of the Certificates.  Each Certificateholder shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of Delaware.

Section 2.08.  Situs of Trust.  The Trust will be located and administered in the States of Delaware and California.  All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the States of Delaware, New York, California or the jurisdiction where the Indenture Trustee maintains bank accounts with respect to collections on the Collateral.  The only offices of the Trust will be as described in Section 2.02 hereof.  The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware.  Payments will be received by the Trust only in Delaware, New York, California or such other jurisdiction designated by the Depositor, and payments will be made by the Trust only from Delaware, New York, California or such other jurisdiction designated by the Depositor.

Section 2.09.  Title to Trust Property.

(a)

Subject to the Indenture, title to all of the Trust Estate shall be vested at all times in the Trust as a separate legal entity until this Agreement terminates pursuant to Article VIII hereof; provided, however, that if the laws of any jurisdiction require that title to any part of the Trust Estate be vested in the trustee of the Trust, then title to that part of the Trust Estate shall be deemed to be vested in the Owner Trustee or any co-trustee or separate trustee, as the case may be, appointed pursuant to Article IX of this Agreement.

(b)

The Certificateholders shall have beneficial but not legal title to any part of the Trust Estate.  No transfer by operation of law or otherwise of any interest of the Certificateholders shall operate to terminate this Agreement  or the trusts created hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Trust Estate.

Section 2.10.  Representations and Warranties of the Depositor.  The Depositor hereby represents and warrants to the Owner Trustee and the Administrator as of the Closing Date, as follows:

(a)

The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and had at all relevant times, and now has, power, authority and the legal right to acquire and own the Mortgage Loans.

(b)

The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

(c)

The Depositor has the power and authority to execute and deliver any Operative Agreement to which it is a party and to carry out its terms; the Depositor has full power and authority to sell and assign the Collateral to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement or any other Operative Agreement to which it is a party has been duly authorized by the Depositor by all necessary corporate action and, assuming the due authorization, execution and delivery of each such agreement by the other parties thereto, each such agreement constitutes a valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforcement thereof may be subject to or limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws relating to or affecting creditors’ rights generally and by general equitable principles.

(d)

The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Operative Agreements); nor violate any law or, to the best of the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(e)

There are no proceedings or investigations, pending or, to the best knowledge of the Depositor, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Operative Agreement to which the Depositor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Operative Agreement to which the Depositor is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Operative Agreement to which the Depositor is a party.

(f)

The representations and warranties of the Depositor made pursuant to the Sale and Servicing Agreement are true and correct.

Section 2.11.  Tax Treatment.  The Depositor, the Owner Trustee and the Initial Holder intend that the Trust be treated for federal income tax purposes as a Qualified REIT Subsidiary within the meaning of Section 856(i) of the Code so long as any Notes are Outstanding.

Section 2.12.  Investment Company.  Neither the Depositor nor any holder of a Certificate shall take any action which would cause the Trust to become an “investment company” which would be required to register under the Investment Company Act of 1940, as amended.

ARTICLE III

THE CERTIFICATES AND TRANSFERS OF INTERESTS

Section 3.01.  The Certificates.  The Trust Certificate and the Class X Certificate shall each initially be issued as a single certificate in definitive, fully registered form and shall each initially be registered in the name of the Initial Holder.  No Trust Certificate or Class X Certificate shall be issued in authorized denominations of less than a 100% Percentage Interest in such Certificates.  The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an Authorized Officer of the Owner Trustee and authenticated in the manner provided in Section 3.02.  A Certificate bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificate or did not hold such offices at the date of authentication and delivery of such Certificate.  A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such Person’s acceptance of a Certificate duly registered in such Person’s name pursuant to Section 3.03.

Section 3.02.  Execution, Authentication and Delivery of Certificates.  Concurrently with the sale of the Collateral to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause any Certificate issued hereunder to be executed and authenticated on behalf of the Trust and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations.  No Certificate shall entitle its Holder to any benefits under this Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A or Exhibit B hereto, as applicable, executed by the Owner Trustee or the Administrator, as the Owner Trustee’s authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

Section 3.03.  Registration of and Limitations on Transfers and Exchanges of Certificates.  The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided; provided, however, that the Certificates to be issued in connection with any such transfer or exchange shall comply with the minimum denomination requirements set forth in Section 3.01 hereof.  The Administrator shall be the initial Certificate Registrar.  If the Certificate Registrar resigns or is removed, the Owner Trustee, at the written direction of the Depositor, shall appoint a successor Certificate Registrar.

Subject to satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall execute, authenticate and deliver (or cause the Administrator as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates evidencing in aggregate the Percentage Interest of the Certificates so surrendered and dated the date of authentication by the Owner Trustee or the Certificate Registrar.  At the option of the Holder, Certificates may be exchanged for other Certificates evidencing in the aggregate the Percentage Interest of the Certificates to be surrendered in such exchange at the office or agency maintained pursuant to Section 3.08.

Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or such Holder’s attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates or any other expense arising as a result of any registration of transfer or exchange.

The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register transfer or exchanges of Certificates for a period of 15 days preceding the due date for any payment with respect to such Certificates.

No transfer of a Trust Certificate or a Class X Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with such act and laws.  Except in the case of the issuance of the Trust Certificate and the Class X Certificate to the Initial Holder or any subsequent transfer to an affiliate of the Initial Holder, in the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee to execute  an investment letter (in the form attached hereto as Exhibit D) certifying to the Trust, the Owner Trustee, the Administrator, the Certificate Registrar, the Master Servicer and the Depositor that such transferee is a “qualified institutional buyer” under Rule 144A under the Securities Act, which certificate shall not be an expense of the Trust, the Owner Trustee, the Administrator, the Certificate Registrar, the Master Servicer or the Depositor.  The Holder of the Trust Certificate or the Class X Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Administrator, the Certificate Registrar, the Certificate Paying Agent, the Master Servicer and the Depositor against any and all liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Except in the case of the initial transfer of the Trust Certificate and the Class X Certificate to the Initial Holder or any subsequent transfer to an affiliate thereof, no transfer of a Certificate shall be made unless the Certificate Registrar shall have received a transfer affidavit (in the form attached hereto as Exhibit E) from the proposed transferee of such Certificate to the effect that such proposed transferee is not acquiring such Certificate for, or with the assets of, an employee benefit plan or other retirement arrangement that is subject to Section 406 of ERISA or Section 4975 of the Code or any substantially similar law (“Similar Law”), or any entity deemed to hold the plan assets of the foregoing (collectively, “Benefit Plans”), which representation letter shall not be an expense of the Trust, the Owner Trustee, the Administrator, the Certificate Registrar, the Certificate Paying Agent, the Master Servicer or the Depositor; provided that, in the case of a Book-Entry Certificate, such representations shall be deemed to have been made to the Certificate Registrar by the transferee’s acceptance of such Book-Entry Certificate (or the acceptance of the beneficial interest in such Certificate).

Prior to and as a condition of the registration of any transfer, sale or other disposition of the Trust Certificate and the Class X Certificate, each Initial Holder of the Trust Certificate and the Class X Certificate and each prospective Holder of a Trust Certificate or a Class X Certificate shall represent and warrant in writing, in substantially the form set forth in Exhibit F hereto, to the Owner Trustee, the Administrator and the Certificate Registrar and any of their respective successors that:

(i)

Such Person is duly authorized to purchase a Trust Certificate or a Class X Certificate and its purchase of investments having the characteristics of a Trust Certificate or a Class X Certificate is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the investor;

(ii)

Such Person understands that each holder of a Trust Certificate or a Class X Certificate, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of the Agreement; and

(iii)

So long as any Notes are Outstanding, such Person is a REIT or a Qualified REIT Subsidiary.

The Certificate Registrar shall cause each Trust Certificate and Class X Certificate to contain a legend, substantially similar to the applicable legends provided in Exhibit A hereto, stating that transfer of such Trust Certificate or Class X Certificate is subject to certain restrictions and referring prospective purchasers of the Trust Certificate and the Class X Certificate to this Section 3.03 with respect to such restrictions.

Without limitation to the foregoing, neither the Class X Certificate nor the Trust Certificate may be transferred, sold or otherwise disposed of except to a Person that acquires a 100% Percentage Interest in both such Classes of Certificates.  Any transfer, sale or other disposition in violation of the foregoing shall be void ab initio.

Section 3.04.  Lost, Stolen, Mutilated or Destroyed Certificates.  If (a) a mutilated Certificate is surrendered to the Certificate Registrar, or (b) the Certificate Registrar receives evidence to its satisfaction that a Certificate has been destroyed, lost or stolen, and there is delivered to the Certificate Registrar proof of ownership satisfactory to the Certificate Registrar, together with such security or indemnity as required by the Certificate Registrar and the Owner Trustee to save each of them harmless, then in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a protected purchaser, the Owner Trustee shall execute on behalf of the Trust, and the Owner Trustee or the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest.  In connection with the issuance of any new Certificate under this Section 3.04, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any expenses of the Owner Trustee or the Certificate Registrar (including any fees and expenses of counsel) and any tax or other governmental charge that may be imposed in connection therewith.  Any duplicate Certificate issued pursuant to this Section 3.04 shall constitute conclusive evidence of an interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.05.  Persons Deemed Certificateholders.  Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent shall be bound by any notice to the contrary.

Section 3.06.  Access to List of Certificateholders’ Names and Addresses.  The Certificate Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner Trustee, a list, in such form as the Depositor or the Owner Trustee, as the case may be, may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date.  Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Registrar, the Certificate Paying Agent, the Master Servicer or the Owner Trustee accountable or liable for damages by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 3.07.  Book-Entry Certificates.

(a)  Any Book–Entry Certificates shall be registered initially on the Certificate Register in the name of Cede & Co., the nominee of DTC, and no owner thereof will receive a definitive Certificate representing such Owner’s interest in such Certificate, except as provided in Section 3.07(c).  Unless and until definitive, fully registered Certificates (the “Definitive Certificates”) have been issued to such Owners pursuant to Section 3.07(c):

(i)

the provisions of this Section shall be in full force and effect;

(ii)

the Certificate Registrar and the Owner Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including payments on the Book-Entry Certificates and the giving of instructions or directions hereunder) as the sole Holder of the Book-Entry Certificates, and shall have no obligation to the Owners;

(iii)

to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

(iv)

the rights of Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the procedures of the Clearing Agency.  Unless and until Definitive Certificates are issued pursuant to Section 3.07(c), the initial Clearing Agency will make book–entry transfers among the Clearing Agency Participants and receive and transmit payments on the Book-Entry Certificates to such Clearing Agency Participants; and

(v)

whenever this Agreement or any other Operative Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a Percentage Interest of the Book-Entry Certificates, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Book-Entry Certificates and has delivered such instructions to the Owner Trustee.

(b)

 Notices to Clearing Agency.  Whenever a notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to such Owners pursuant to Section 3.07(c), the Owner Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency, and shall have no obligation to such Owners.

(c)

Definitive Certificates.  If (i) DTC or the Depositor advises the Owner Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book–Entry Certificates and the Depositor or the Owner Trustee is unable to locate a qualified successor or (ii) the Trust at its option advises the Owner Trustee in writing that it elects to terminate the book–entry system through the Clearing Agency, then the Clearing Agency shall notify all Owners and the Owner Trustee of the occurrence of such event and of the availability of Definitive Certificates to Owners requesting the same.  Upon surrender to the Owner Trustee of the typewritten Certificates representing the Book–Entry Certificates by the Clearing Agency, accompanied by registration instructions, the Owner Trustee shall cause the execution and authentication of the Definitive Certificates in accordance with the instructions of the Clearing Agency.  None of the Trust, the Certificate Registrar or the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates, the Owner Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders.

Section 3.08.  Maintenance of Office or Agency.  The Certificate Registrar on behalf of the Trust, shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Operative Agreements may be served.  The Certificate Registrar shall give the Owner Trustee prompt notice, in writing, of any such notice or demand.  The Certificate Registrar initially designates the office of the Administrator’s agent located c/o DTC Transfer Agent Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041, as its office for such purposes.  The Certificate Registrar shall give prompt written notice to the Depositor, the Owner Trustee and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

Section 3.09.  Certificate Paying Agent.

(a)

The Owner Trustee may appoint, and hereby appoints, the Administrator as Certificate Paying Agent under this Agreement.  The Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Account pursuant to Section 4.02 hereof and Section 4.1 of the Sale and Servicing Agreement and shall report the amounts of such distributions to the Owner Trustee.  The Certificate Paying Agent shall have the revocable power to withdraw funds from the Certificate Account for the purpose of making the distributions referred to above.  The Administrator hereby accepts such appointment and further agrees that it will be bound by the provisions of this Agreement and the Sale and Servicing Agreement relating to the Certificate Paying Agent and shall:

(i)

hold all sums held by it for the payment of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(ii)

give the Owner Trustee notice of any default by the Trust of which a Responsible Officer of the Administrator has Actual Knowledge in the making of any payment required to be made with respect to the Certificates;

(iii)

at any time during the continuance of any such default, upon the written request of the Owner Trustee forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in Trust by such Certificate Paying Agent;

(iv)

immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of Certificates if at any time it ceases to meet the standards under this Section 3.09 required to be met by the Certificate Paying Agent at the time of its appointment;

(v)

comply with all requirements of the Code with respect to the withholding from any payments made by it on any Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi)

not institute bankruptcy proceedings against the Trust in connection with this Agreement.

(b)

In the event that the Administrator shall no longer be the Certificate Paying Agent hereunder, the Owner Trustee, at the written direction of the Depositor, shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Owner Trustee that as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent will hold all sums, if any, held by it for payment in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders.  The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee, and upon removal of a Certificate Paying Agent, such Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee.  The provisions of Sections 6.01, 6.05, 6.07, 6.08, 7.01 and 7.02 (except with respect to the proviso in the last sentence of Section 7.02) shall apply to the Administrator also in its role as Certificate Paying Agent for so long as the Administrator shall act as Certificate Paying Agent and, to the extent applicable, to any other Certificate Paying Agent appointed hereunder.  Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.  Notwithstanding anything herein to the contrary, the Administrator and the Certificate Paying Agent shall be the same entity as the Indenture Trustee under the Indenture and the Sale and Servicing Agreement unless (i) the Indenture Trustee resigns or is removed as Indenture Trustee or (ii) an Indenture Event of Default has occurred and is continuing and the Indenture Trustee determines or is advised that a conflict of interest exists or will exist if the Indenture Trustee continues to act as Administrator and Certificate Paying Agent.  In such event, the Administrator and the Certificate Paying Agent shall resign and the Owner Trustee, at the written direction of the Depositor, shall appoint a successor Administrator in accordance with the Administration Agreement.

Section 3.10.  Initial Certificate Ownership.  Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Trust Certificate, the Depositor shall be the sole beneficiary of the Trust.

Section 3.11.  Derivative Transactions/PMI Insurance.  The Issuer is authorized, at the direction and the expense of the Certificateholders, to enter into (and to pledge to the Indenture Trustee under the Indenture) such derivative transactions and purchase such primary mortgage insurance relating to the Mortgage Loans for the benefit of any Noteholders as may be deemed desirable by the Holders of the Trust Certificates, so long as (i) as evidenced by an Opinion of Counsel addressed to the Indenture Trustee and the Issuer (at the expense of the Certificateholders), the inclusion of any such derivative in the Trust Estate will not be inconsistent with the ERISA provisions contained herein or in the Operative Agreements, (ii) as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and the Issuer (at the expense of the Certificateholders), such derivative transaction or insurance policy will not adversely affect the tax aspects of the Notes and (iii) each Rating Agency shall have confirmed in writing that the inclusion of any such derivative would not result in a downgrade of its then current rating of any Class of Offered Securities.  Notwithstanding the foregoing, such Opinions of Counsel and Rating Agency confirmation shall not be required with respect to the Yield Maintenance Agreement or the PMI Policy issued at the Closing Date.

ARTICLE IV

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 4.01.  Certificate Account.  All of the right, title and interest of the Trust in all funds on deposit from time to time in the Certificate Account and in all proceeds thereof shall be held for the benefit of the Certificateholders and such other persons entitled to distributions therefrom.  Except as otherwise expressly provided herein or in the Sale and Servicing Agreement, the Certificate Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders.

The Certificate Account shall be subject to and established and maintained in accordance with the applicable provisions of the Sale and Servicing Agreement and the Indenture, including, without limitation, the provisions of Section 3.22 of the Sale and Servicing Agreement regarding distributions from the Certificate Account.

Section 4.02.  Application of Trust Funds.

(a)

  The Certificate Paying Agent is hereby directed to distribute to the Certificateholders on each Payment Date amounts on deposit in the Certificate Account with respect to such Payment Date and payable to the Certificates in accordance with Section 3.22 and Section 4.1 of the Sale and Servicing Agreement and the Certificate Paying Agent hereby acknowledges such direction.  The Certificate Paying Agent shall pay amounts in the Certificate Account on each Payment Date up to the Released Principal Amount for such Payment Date to the Holder of the Trust Certificate and shall pay all other amounts in the Certificate Account on each Payment Date to the Holder of the Class X Certificate.

(b)

All payments to be made under this Agreement by the Certificate Paying Agent shall be made only from the income and proceeds, including net proceeds from the sale of the Offered Securities, of the Trust Estate and only to the extent that the Certificate Paying Agent has received such income or proceeds.  The Certificate Paying Agent shall not be liable to the Certificateholders, the Indenture Trustee or the Administrator for any amounts payable pursuant to this Section 4.02 except to the extent that non-payment is due to the Certificate Paying Agent’s acts or omissions amounting to willful misconduct or gross negligence.

(c)

In the event that any withholding tax is imposed on the distributions (or allocations of income) to the Certificateholders, such tax shall reduce the amount otherwise distributable to the Certificateholders in accordance with this Section 4.02.  The Certificate Paying Agent, if instructed by the Master Servicer or Owner Trustee, is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Certificateholders sufficient funds (as determined by the Master Servicer or Owner Trustee) for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Trust from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).  The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Certificate Paying Agent and remitted to the appropriate taxing authority.  If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Certificate Paying Agent shall withhold such amounts in accordance with this paragraph (c).  In the event that the Certificateholder wishes to apply for a refund of any such withholding  tax, the Administrator shall reasonably cooperate with such Certificateholder in making such a claim so long as such Certificateholder agrees to reimburse the Administrator for any out-of-pocket expenses incurred.

(d)

Distributions to the Holders of the Certificates shall be subordinated to the creditors of the Trust, including, without limitation, the Noteholders and the Owner Trustee.

Section 4.03.  Method of Payment.  Subject to Section 8.01(c), distributions required to be made to the Certificateholders on any Payment Date as provided in Section 4.02 shall be made to the Certificateholders of record on the preceding Record Date either by, in the case of the Initial Holder and any other Certificateholder owning a Single Certificate, wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register; provided that, unless Definitive Certificates have been issued pursuant to Section 3.07(c), with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee.

Section 4.04.  Tax Returns.  The Depositor shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis using the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder as may be required by the Code and applicable Treasury Regulations, such information as may be required to enable each Certificateholder to prepare its federal and state income tax returns, (c) prepare and file or cause to be prepared and filed such tax returns relating to the Trust as may be required by the Code and applicable Treasury Regulations (making such elections as may from time to time be required or appropriate under any applicable state or federal statutes, rules or regulations) and (d) collect or cause to be collected any withholding tax as described in and in accordance with Section 4.02 of this Agreement with respect to income or distributions to Certificateholders and prepare or cause to be prepared the appropriate forms relating thereto; provided, however, that the Depositor shall not be required to compute the Trust’s gross income and provided, further, that the Depositor shall not be required to prepare and file partnership or corporation  income tax returns on behalf of the Trust, or any additional tax work caused by Section 3.11, unless it receives an Opinion of Counsel (which shall not be at the Depositor’s expense, but shall be an expense of the Trust or other party requesting such opinion) as to the necessity of such filings, and a copy of the partnership agreement or comparable documentation, if available, and reimbursement for related reasonable expenses from the Trust not to exceed $5,000 per year.  The parties hereto intend that the Trust will be treated as a Qualified REIT Subsidiary of the Initial Holder (or a subsequent single Holder of the Trust Certificate and the Class X Certificate), and therefore, all assets, liabilities, and items of income, deduction, and credit of the Trust shall be treated as assets, liabilities, and items of income, deduction, and credit of the Initial Holder (or a subsequent single Holder of the Trust Certificate and the Class X Certificate) on the federal income tax return of the Initial Holder (or a subsequent single Holder of the Trust Certificate and the Class X Certificate).

The Owner Trustee shall sign all tax and information returns prepared or caused to be prepared by the Depositor pursuant to this Section 4.04 at the written request of the Depositor, and in doing so shall rely entirely upon, and shall have no liability for information or calculations provided by, the Depositor, or any other Person.  In no event shall the Depositor be liable for any errors or omissions in preparing or filing the tax returns or errors or omissions in maintaining the books of the Trust if such errors or omissions were due to errors or omissions in the information contained in the reports delivered by the Servicer or the Master Servicer pursuant to the Sale and Servicing Agreement.  Anything to the contrary notwithstanding, in no event shall the Depositor be liable for any errors or omissions in the preparing or filing of any tax returns or in maintaining the books of the Trust unless such error or omissions are due to the Depositor’s negligence or willful misconduct in so preparing, filing or maintaining.

If no Note is Outstanding and the Trust is classified as a partnership for federal income tax purposes, the Depositor shall cause the Trust to maintain capital accounts and make partnership allocations in accordance with Section 704 of the Code.  The holder of the Trust Certificates evidencing the largest Percentage Interest shall be designated as the “tax matters partner” of the Trust.

Section 4.05.  Segregation of Moneys; No Interest.  Moneys received by the Trust hereunder and deposited into the Certificate Account will be segregated except to the extent required otherwise by law or the provisions of the Sale and Servicing Agreement.  The Owner Trustee shall not be liable for payment of any interest in respect of such moneys.

ARTICLE V

AUTHORITY AND DUTIES OF THE OWNER TRUSTEE;

ACTION BY CERTIFICATEHOLDERS

Section 5.01.  General Authority.  The Owner Trustee is authorized and directed to execute and deliver the Notes, the Certificates, the Sale and Servicing Agreement and the other Operative Agreements to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Operative Agreements to which the Trust is to be a party and any amendment or other agreement or instrument described herein, as evidenced conclusively by the Owner Trustee’s execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate the Notes.  In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Operative Agreements.

Section 5.02.  General Duties.

(a)

It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Operative Agreements to which it is a party and to administer the Trust in the interest of the Certificateholders, subject to the Operative Agreements and in accordance with the provisions of this Agreement.  Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Operative Agreements to the extent the Administrator or the Depositor has agreed in the Administration Agreement, the Sale and Servicing Agreement or this Agreement, respectively, to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Operative Agreement, and the Owner Trustee shall not be held liable for the default or failure of the Administrator or the Depositor to carry out its obligations under the Administration Agreement, this Agreement or the Sale and Servicing Agreement, respectively.

(b)

It shall be the duty of the Depositor to obtain and preserve the Trust’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate.  It shall be the duty of the Owner Trustee to cooperate with the Depositor with respect to such matters.

Section 5.03.  Action Upon Instruction.

(a)

Subject to this Article V and in accordance with the terms of the Operative Agreements, the Holders of the Trust Certificates may by written instruction direct the Owner Trustee in the management of the Trust, but only to the extent consistent with the limited purpose of the Trust.  Such direction may be exercised at any time by written instruction of the Holders of the Trust Certificates pursuant to this Article V.

(b)

Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Operative Agreement if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Operative Agreement or is otherwise contrary to law.

(c)

Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any other Operative Agreement, or in the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Operative Agreement or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may promptly give notice (in such form as shall be appropriate under the circumstances) to the Holders of the Trust Certificates requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of a majority of Percentage Interest of the Holders of Trust Certificates, except as provided in Section 5.06, the Owner Trustee shall not be liable on account of such action to any Person.  If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or any other Operative Agreement, as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for such action or inaction.

Section 5.04.  No Duties Except as Specified under Specified Documents or in Instructions.  The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, and (ii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to this Agreement; and no implied duties or obligations shall be read into this Agreement or any Operative Agreement against the Owner Trustee.  The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to the Trust or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Operative Agreement or to prepare or file any tax return for the Trust or to prepare, execute or file any document required to be delivered pursuant to the Sarbanes-Oxley Act of 2002, as amended.  The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against the Bank that are not related to the ownership or the administration of the Trust Estate.

Section 5.05.  Restrictions.

(a)

The Owner Trustee shall not take any action (x) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (y) that, to the Actual Knowledge of the Owner Trustee, would result in the Trust becoming subject to entity level taxation for federal income tax purposes.  The Holders of the Trust Certificates shall not direct the Owner Trustee to take action that would violate the provisions of this Section 5.05.

(b)

The Trust shall not, except as provided herein and as provided in Sections 3.22 and 4.1 of the Sale and Servicing Agreement, convey or transfer any of the Trust’s properties or assets, including those included in the Trust Estate, to any person unless (x) it shall have received an Opinion of Counsel to the effect that such transaction will not have any material adverse tax consequence to the Trust or any Securityholder and (y) such conveyance or transfer shall not violate the provisions of the Indenture or the Sale and Servicing Agreement.

Section 5.06.  Prior Notice to Certificateholders with Respect to Certain Matters.  With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Holders of the Trust Certificates (with a copy to the Depositor) in writing of the proposed action and Holders of Trust Certificates holding in aggregate a 100% Percentage Interest in the Trust Certificates shall have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have consented to such action or provided alternative direction:

(a)

The initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash distributions due and owing under the Collateral) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of cash distributions due and owing under the Collateral);

(b)

the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

(c)

the amendment of the Indenture by a supplemental indenture or of this Agreement or any other Operative Agreement in circumstances where the consent of any Noteholder is required;

(d)

the amendment or other change of the Indenture by a supplemental indenture or of this Agreement or any other Operative Agreement in circumstances where the consent of any Noteholder is not required;

(e)

the amendment of the Sale and Servicing Agreement in circumstances where the consent of any Securityholder is required;

(f)

the amendment, change or modification of the Administration Agreement, except to cure any ambiguity;

(g)

the amendment, change or modification of the Yield Maintenance Agreement, except to comply with the terms specified in the Prospectus;

(h)

the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Agreement, as applicable;

(i)

the consent to the calling or waiver of any default of any Operative Agreement;

(j)

the consent to the assignment by the Indenture Trustee of its obligations under any Operative Agreement;

(k)

except as provided in Article VIII hereof, the dissolution, termination or liquidation of the Trust in whole or in part;

(l)

the merger, conversion or consolidation of the Trust with or into any other entity, or conveyance or transfer of all or substantially all of the Trust’s assets to any other entity;

(m)

the incurrence, assumption or guaranty by the Trust of any indebtedness other than as set forth in this Agreement or the Operative Agreements;

(n)

the taking of any action which conflicts with any Operative Agreement or would make it impossible to carry on the ordinary business of the Trust or change the Trust’s purpose and powers set forth in this Agreement;

(o)

the confession of a judgment against the Trust;

(p)

the possession of the Trust assets, or assignment of the Trust’s right to property, for other than a Trust purpose; or

(q)

the lending of funds by the Trust to any entity.

The Owner Trustee shall not be obligated to procure any required prior written consent of the Noteholders to any such action and to the extent such consent is required and is not provided to the Owner Trustee, the Owner Trustee shall be under no obligation to take, or refrain from taking, any action with respect to such matters.

In addition, the Trust shall not commingle its assets with those of any other entity.  The Trust shall maintain its financial and accounting books and records separate from those of any other entity.  Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses and liabilities from its own funds, and the Trust shall neither incur any indebtedness nor pay the indebtedness, operating expenses and liabilities of any other entity.  Except as expressly set forth herein, the Trust shall not engage in any dissolution, liquidation, consolidation, merger or sale of assets.  The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor or any of its Affiliates.  The Trust shall not engage in any business activity in which it is not currently engaged other than as contemplated by the Operative Agreements and related documentation. The Trust shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by the Operative Agreements and related documentation. Other than as contemplated by the Operative Agreements and related documentation, the Trust shall not follow the directions or instructions of the Depositor.  The Trust shall conduct its own business in its own name.  The Trust shall observe all formalities required under the Statutory Trust Statute.  The Trust shall not hold out its credit as being available to satisfy the obligations of any other person or entity.  The Trust shall not acquire the obligations or securities of its Affiliates or the Seller.  Other than as contemplated by the Operative Agreements and related documentation, the Trust shall not pledge its assets for the benefit of any other person or entity. The Trust shall correct any known misunderstanding regarding its separate identity.  The Trust shall not identify itself as a division of any other person or entity.

For accounting purposes, the Trust shall be treated as an entity separate and distinct from any Certificateholder.  The pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto.  This Agreement is and shall be the only agreement among the parties thereto with respect to the creation, operation and termination of the Trust.

The Owner Trustee shall not have the power, except upon the written direction of the 100% Percentage Interest of Holders of Trust Certificates, and to the extent otherwise consistent with the Operative Agreements, to remove or replace the Indenture Trustee.

Section 5.07.  Action by Certificateholders with Respect to Certain Matters.

(a)

The Owner Trustee shall not have the power, except upon the written direction of 100% Percentage Interest of Holders of Trust Certificates, to (i) remove the Administrator under the Administration Agreement pursuant to Section 9 thereof, (ii) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement, or (iii) except as expressly provided in the Indenture, to sell the Collateral after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed and authorized by 100% Percentage Interest of the Holders of Trust Certificates.

(b)

Upon the written request of any Holder of Trust Certificates (a “Proposer”), the Owner Trustee shall distribute promptly to all Holders of the Trust Certificates any request for action or consent of Certificateholders submitted by such Proposer, with a copy to the Administrator.  The Owner Trustee shall provide a reasonable method for collecting responses to such request and shall tabulate and report the results thereof to the Holders of the Trust Certificates and the Administrator.  The Owner Trustee shall have no responsibility or duty to determine if any such proposed action or consent is permitted under the terms of this Agreement or applicable law.  The Proposer shall pay all reasonable expenses incurred by the Owner Trustee under this Section 5.07.

Section 5.08.  Action by Certificateholders with Respect to Bankruptcy.  The Owner Trustee shall not have the power to commence or consent to a bankruptcy, insolvency or similar proceeding relating to the Trust without the unanimous prior approval of the Holders of the Trust Certificates and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.  This paragraph shall survive for one year and one day following termination of this Agreement.  So long as the Indenture remains in effect, no Certificateholder shall have the power to institute, and shall not institute, any bankruptcy, insolvency or similar proceeding with respect to the Trust or direct the Owner Trustee to take such action.

Section 5.09.  Restrictions on Certificateholders’ Power.  The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Operative Agreements or would be contrary to Section 2.03 nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 5.10.  Majority Control.  Except as expressly provided herein, any action that may be taken by the Holders of the Trust Certificates under this Agreement may be taken by the Holders of Trust Certificates evidencing not less than a majority of the outstanding Percentage Interests of the Trust Certificates.  Except as expressly provided herein, any written notice of the Holders of the Trust Certificates delivered pursuant to this Agreement shall be effective if signed by Holders of Trust Certificates evidencing not less than a majority of the outstanding Percentage Interests of the Trust Certificates at the time of the delivery of such notice.

ARTICLE VI

CONCERNING THE OWNER TRUSTEE

Section 6.01.  Acceptance of Trusts and Duties.  The Owner Trustee accepts the trusts hereby created and agrees to perform the same but only upon the terms of this Agreement.  The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of this Agreement.  The Owner Trustee shall not be answerable or accountable hereunder or under any other Operative Agreements under any circumstances, except (i) for its own willful misconduct, gross negligence or bad faith, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.04, (iii) for liabilities arising from the failure by the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 5.04, or (iv) for taxes, fees or other charges based on or measured by any fees, commissions or compensation received by the Owner Trustee in connection with any of the transactions contemplated by this Agreement, any other Operative Agreements or the Notes.  In particular, but not by way of limitation:

(a)

The Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Owner Trustee;

(b)

The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by the Owner Trustee in good faith in accordance with the instructions of the Holders of the Trust Certificates;

(c)

No provision of this Agreement shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of the Owner Trustee’s rights or powers hereunder or under any other Operative Agreements if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d)

Under no circumstance shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Operative Agreements, including the principal of and interest on the Notes;

(e)

The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by the Depositor, the Administrator, Master Servicer, the Indenture Trustee, any Officer or the Certificate Paying Agent under this Agreement or any other Operative Agreement or otherwise and the Owner Trustee shall not be obligated to perform or monitor the performance of any obligations or duties under this Agreement or the other Operative Agreements which are to be performed by the Certificate Paying Agent, the Administrator, the Indenture Trustee or by any other Person under any of the Operative Agreements;

(f)

The Owner Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate or for or in respect of the validity or sufficiency of the Operative Agreements, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder, the Depositor or to the Certificateholders, other than as expressly provided for herein; and

(g)

Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be required to execute, deliver or certify on behalf of the Trust any filings, certificates, affidavits or other instruments required under the Sarbanes-Oxley Act of 2002, as amended.

Section 6.02.  Furnishing of Documents.  The Owner Trustee will furnish to the Administrator (for distribution to the Certificateholders), promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee hereunder or under the Operative Agreements unless the Administrator shall have already received the same.

Section 6.03.  Books and Records.  The Administrator shall keep or cause to be kept proper books of record and account of all the transactions under this Agreement, including a record of the name and address of the Holders of the Certificates.

Section 6.04.  Representations and Warranties.

(a)

The Bank represents and warrants to the Depositor, for the benefit of the Certificateholders, as follows:

(i)

the Bank is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to execute, deliver and perform its obligations under this Agreement and (assuming due authorization, execution and delivery of this Agreement by the Depositor and Administrator), has the power and authority as Owner Trustee to execute and deliver the Operative Agreements and to perform its obligations thereunder and, assuming the due authorization, execution and delivery thereof by the other parties thereto, this Agreement constitutes a legal, valid and binding obligation of the Bank or the Owner Trustee, as the case may be, enforceable against the Bank or the Owner Trustee, as the case may be, in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(ii)

the Bank has no reason to believe that anyone authorized to act on its behalf has offered any interest in and to the Trust for sale to, or solicited any offer to acquire any of the same from, anyone;

(iii)

the execution, delivery and performance by the Bank, either in its individual capacity or as Owner Trustee, as the case may be, of the Operative Agreements will not result in any violation of, or be in any conflict with, or constitute a default under any of the provisions of any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, note or bond purchase agreement, license, judgment, order or other agreement to which the Bank is a party or by which it or any of its properties is bound;

(iv)

the execution and delivery by the Bank of this Agreement, and the performance of its duties as Owner Trustee hereunder, do not require the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action with respect to, any governmental authority or agency of the State of Delaware (except as may be required by the Delaware securities law or the Statutory Trust Statute or as may be required to enforce the lien of the Indenture); and

(v)

there are no pending or, to the best of its knowledge, threatened actions or proceedings against the Bank before any court, administrative agency or tribunal which, if determined adversely to it, would materially and adversely affect its ability, either in its individual capacity or as Owner Trustee, as the case may be, to perform its obligations under this Agreement or the Operative Agreements.

(b)

Deutsche Bank Trust Company Americas, as Administrator, hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

(i)

it is a New York banking corporation duly organized and validly existing in good standing under the laws of the state of New York.  It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement; and

(ii)

it has taken all action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

Section 6.05.  Reliance; Advice of Counsel.

(a)

Except as provided in Section 6.01, the Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate or partnership entity as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president (or the general partner, in the case of a partnership) and by the treasurer or any assistant treasurer or the secretary or any assistant secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)

In its exercise or administration of the trusts and powers hereunder, including its obligations under Section 5.02(b), and in the performance of its duties and obligations under this Agreement or the other Operative Agreements, the Owner Trustee may employ agents and attorneys and enter into agreements (including the Administration Agreement) with any of them, and the Owner Trustee shall not be answerable for the default or misconduct of any such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care. If, and to the extent, the Depositor shall have failed to reimburse the Owner Trustee for all reasonable expenses incurred pursuant to this Section 6.05(b), as provided in Section 7.01, the Owner Trustee may seek reimbursement therefor from the Trust Estate.

(c)

In the administration of the trusts and performance of its duties hereunder, the Owner Trustee may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the reasonable advice or opinion of any such counsel, accountants or other skilled Persons.  If, and to the extent, the Depositor shall have failed to reimburse the Owner Trustee for all reasonable expenses incurred pursuant to this Section 6.05(c), as provided in Section 7.01, the Owner Trustee may seek reimbursement therefor from the Trust Estate.

Section 6.06.  Not Acting in Individual Capacity.  Except as provided in this Article VI, in accepting the trusts hereby created the Owner Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons having any claim against the Owner Trustee by reason of the transactions contemplated by the Operative Agreements shall look only to the Trust Estate for payment or satisfaction thereof.

Section 6.07.  Owner Trustee Not Liable for Certificates or Collateral.  The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof.  The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Operative Agreement or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any Collateral or related documents.  The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Collateral, or the perfection and priority of any security interest created by any Collateral or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Collateral; the existence and enforceability of any insurance thereon; the existence and contents of any Collateral on any computer or other record thereof; the validity of the assignment of any Collateral to the Trust or of any intervening assignment; the completeness of any Collateral; the performance or enforcement of any Collateral; the compliance by the Depositor with any warranty or representation made under any Operative Agreements or in any related document or the accuracy of any such warranty or representation or any action of the Administrator or the Indenture Trustee taken in the name of the Owner Trustee.

Section 6.08.  Owner Trustee May Own Certificates and Notes.  The Owner Trustee in its individual or any other capacity may become a Certificateholder (provided that, so long as any Note is Outstanding, if the Owner Trustee should acquire a Trust Certificate or a Class X Certificate in accordance with Section 3.03, it shall be a REIT or a Qualified REIT Subsidiary) or the owner or pledgee of Notes and may deal with the Depositor, the Administrator and the Indenture Trustee in banking transactions with the same rights as it would have if it were not Owner Trustee.

Section 6.09.  Licenses.  The Depositor shall cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the other Operative Agreements and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.  It shall be the duty of the Owner Trustee to cooperate with the Depositor with respect to such matters.

Section 6.10.  Owner Trustee Reporting Requirements of the Commission.

(a)

On or before March 15 of each calendar year (or March 24 if there is no requirement to file a Form 10-K in that calendar year), the Owner Trustee shall deliver to the Indenture Trustee, the Administrator and the Depositor a report regarding its assessment of compliance with the criteria specified in paragraph (d) of Item 1122 of Regulation AB (§ 229.1122(d)), as of and for the period ending the end of each fiscal year, with respect to asset-backed security transactions taken as a whole involving the Depositor, the Servicer, the Master Servicer, the Issuer and the Indenture Trustee, as applicable, and that are backed by the same asset type as the Mortgage Loans.  Each such report shall include all of the statements required to be provided by the Owner Trustee under paragraph (a) of Item 1122 of Regulation AB (§ 229.1122(a)).

(b)

On or before March 15 of each calendar year (or March 24 if there is no requirement to file a Form 10-K in that calendar year), the Owner Trustee shall deliver to the Indenture Trustee, the Administrator and the Depositor a report by a registered public accounting firm that attests to, and reports on, the assessment made by the Owner Trustee pursuant to subsection (a) above.  Each such report shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board.

(c)

The Owner Trustee shall promptly notify the Indenture Trustee, the Administrator and the Depositor of any legal proceedings pending against the Owner Trustee of the type described in Item 1117 (§ 229.1117) of Regulation AB.

ARTICLE VII

INDEMNIFICATION AND COMPENSATION

Section 7.01.  Trust Expenses.

The Depositor and Saxon Funding Management, Inc. (“SFM”), jointly and severally, shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.  The Depositor and SFM, jointly and severally, shall also pay (or reimburse the Bank for) all reasonable expenses of the Owner Trustee hereunder, including, without limitation, the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and duties under the Operative Agreements.

Section 7.02.  Indemnification.

The Depositor and SFM, jointly and severally, agree to assume liability for, and indemnify the Bank and its successors, assigns, officers, directors, employees, agents and servants, against and from, any and all liabilities, obligations, losses, damages, taxes, claims, actions, suits, costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may be imposed on, incurred by or asserted at any time against the Bank (whether or not indemnified against by other parties) in any way relating to or arising out of this Agreement, any Operative Agreement, the Collateral, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that Depositor and SFM shall not be required to indemnify the Bank for Expenses arising or resulting from any of the matters described in the third sentence of Section 6.01.  The indemnities contained in this Section 7.02 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.  In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee’s choice of legal counsel shall be subject to the approval of the Depositor and SFM, which approval shall not be unreasonably withheld.  In the event that the Depositor or SFM fails to satisfy any claim for indemnification by the Bank under this Section 7.02, the Trust Estate shall be liable to satisfy such claim pursuant to Section 4.1 of the Sale and Servicing Agreement; provided, however, that any such reimbursement by the Trust Estate of the Bank and the Indenture Trustee pursuant to that section shall not exceed $100,000 in the aggregate in any year.

Section 7.03.  Compensation.

The Bank shall receive as compensation for its services hereunder such fees as have been separately agreed to on or prior to the date hereof by the Bank and the Depositor pursuant to a fee agreement letter dated as of May [2], 2006 between the Bank and the Depositor (the “Fee Agreement”).  The Depositor shall, out of its own funds, wire to the Bank on the Closing Date the initial fee and the first year’s annual fee set forth in such Fee Agreement.  Thereafter, the Bank shall be entitled to receive an annual fee (the “Annual Administration Fee”) payable by the Depositor on each anniversary of the Closing Date.  To the extent the Annual Administration Fee is not paid by the Depositor, such fee shall be paid by SFM.

Section 7.04.  Lien on Trust Estate.

The Bank shall have a lien on the Trust Estate for any compensation or indemnity due hereunder, such lien to be subject only to prior liens of the Indenture.  The Bank shall not bring any proceedings to foreclose on such lien if and to the extent the Trust Estate is subject to the lien of the Indenture.  Any amount paid to the Owner Trustee pursuant to this Article VII shall be deemed not to be part of the Trust Estate immediately after such payment.

ARTICLE VIII

TERMINATION OF AGREEMENT

Section 8.01.  Termination of Agreement.

(a)

This Agreement (other than Sections 7.01, 7.02 and 7.04) and the trusts created hereby shall dissolve, wind up and terminate and the Trust Estate shall, subject to the Indenture and Sections 4.01 and 7.04, be distributed to the Holders of the Certificates as set forth herein, and this Agreement shall be of no further force or effect, upon the full payment of principal and interest due on all Classes of the Notes and the sale or other final disposition by the Indenture Trustee or the Trust, as the case may be, of all the Trust Estate and the final distribution by the Indenture Trustee or the Owner Trustee, as the case may be, of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and Section 4.02.  The bankruptcy, liquidation, dissolution, death or incapacity of any Holders of the Certificates shall not operate to terminate this Agreement, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)

Except as provided in Section 8.01(a), neither the Depositor nor the Certificateholders shall be entitled to revoke or terminate the Trust established hereunder prior to payment in full of the Notes.

(c)

Notice of any termination of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Certificate Paying Agent by letter to Certificateholders and the Rating Agencies mailed within five Business Days of receipt of notice of the final payment on the Notes from the Indenture Trustee, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein specified.  The Certificate Paying Agent shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to Certificateholders.  Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Sections 3.22 and 4.1 of the Sale and Servicing Agreement and Section 4.02 of this Agreement.

In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of the Certificates was to have been made pursuant to the Sections 3.22 and 4.1 of the Sale and Servicing Agreement, all the Certificates shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement.  Any funds remaining in the Certificate Account after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the Trust and thereafter the Holders of the non-cancelled Certificates shall look only to the Trust for payment on a pro rata basis.

(d)

Upon the winding up of the Trust and its termination, and written notice thereof by the Certificate Paying Agent to the Owner Trustee, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute.

ARTICLE IX

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 9.01.  Eligibility Requirements for Owner Trustee.  The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent which has) a short-term debt rating of at least “A-1” or the equivalent by, or which is otherwise acceptable to, each Rating Agency.  If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

Section 9.02.  Resignation or Removal of Owner Trustee.  The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days’ prior written notice thereof to the Depositor and the Indenture Trustee.  Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Owner Trustee.  If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.  The Administrator shall provide notice of such resignation or removal of the Owner Trustee to the Rating Agencies.

Section 9.03.  Successor Owner Trustee.  Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee.  The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies.  If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

Section 9.04.  Merger or Consolidation of Owner Trustee.  Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such Person shall be eligible pursuant to Section 9.01, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.05.  Appointment of Co-Trustee or Separate Trustee.  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any Collateral may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust and the Certificates under the Sale and Servicing Agreement, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable.  No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

The Owner Trustee hereby appoints the Indenture Trustee as Administrator for the purpose of establishing and maintaining the Certificate Account and making investments at the Master Servicer’s direction and the distributions therefrom to the Persons entitled thereto pursuant to Sections 3.22 and 4.1 of the Sale and Servicing Agreement and Section 4.02 of this Agreement.  The Owner Trustee and the Administrator each agree that upon the (i) resignation or removal of the Indenture Trustee or (ii) occurrence and continuation of an Indenture Event of Default and a determination by the Indenture Trustee that a conflict of interest exists or will exist if the Indenture Trustee continues to act as the Administrator, the Administrator shall resign and the Trust shall appoint a successor Administrator in accordance with the Administration Agreement.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

(i)

all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(ii)

no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii)

the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate trustees and co-trustees, as if given to each of them.  Every instrument appointing any separate trustee or co-trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its Agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE X

MISCELLANEOUS

Section 10.01.  Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations.  In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Law”), the Indenture Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Indenture Trustee.  Accordingly, each of the parties agrees to provide to Indenture Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Indenture Trustee to comply with Applicable Law.

Section 10.02.  Supplements and Amendments. This Agreement may be amended by the Depositor, the Administrator and the Owner Trustee, with the consent of the Certificateholders and with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or Certificateholder or cause the Trust to be subject to an entity level tax for federal income tax purposes.  An amendment shall not be deemed to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no opinion referred to in the preceding proviso shall be required to be delivered if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to each Class of Notes and Certificates.  Notwithstanding the preceding sentence, an opinion shall be required with respect to tax matters as set forth in this paragraph.

This Agreement may also be amended from time to time by the Depositor, the Administrator and the Owner Trustee, with the prior written consent of the Rating Agencies and with the prior written consent of the Indenture Trustee, the Holders (as defined in the Indenture) of Notes evidencing more than 662/3% of the Outstanding Amount of the Notes, and the consent of the Holders of 662/3% of the Percentage Interests in each Class of Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Collateral or distributions that are required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Percentage Interests of Holders of Certificates required to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Notes and Certificates, respectively.

Notwithstanding the foregoing, no provision of Section 2.03 hereof may be amended in any manner unless (i) 100% of the Outstanding Amount of the Noteholders have consented in writing thereto, (ii) the Rating Agencies have consented in writing thereto or (iii) the Notes have been paid in full and the Indenture has been discharged.

Promptly after the execution of any such amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and the Rating Agencies.

It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section 10.02 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Operative Agreement) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee and the Administrator shall be entitled to receive and rely upon an Opinion of Counsel, at the expense of the Trust, stating that the execution of such amendment is authorized or permitted by this Agreement.  Neither the Owner Trustee nor the Administrator shall be obligated to enter into any such amendment which affects the Owner Trustee’s or Administrator’s own rights, duties or immunities under this Agreement or otherwise.

Section 10.03.  No Legal Title to Trust Estate in Certificateholders.  The Certificateholders shall not have legal title to any part of the Trust Estate and shall only be entitled to receive distributions with respect to their undivided beneficial interest therein pursuant to Section 4.02 (in the case of the Trust Certificates and the Class X Certificates, once all amounts then owing with respect to the Notes have been paid in accordance with the Indenture).  No transfer, by operation of law of any right, title and interest of the Holder of the Trust Certificate or the Class X Certificate in and to its undivided beneficial interest in the Trust Estate or hereunder shall operate to terminate this Agreement or the trusts hereunder or entitle any successor transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

Section 10.04.  Pledge of Collateral by Owner Trustee is Binding.  The pledge of the Collateral to the Indenture Trustee by the Trust made under the Indenture and pursuant to the terms of this Agreement shall bind the Certificateholders and shall be effective to transfer or convey the rights of the Trust and the Certificateholders in and to such Collateral to the extent set forth in the Indenture.  No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such pledge or as to the application of any proceeds with respect thereto by the Owner Trustee.

Section 10.05.  Limitations on Rights of Others.  Nothing in this Agreement, whether express or implied (except for Section 7.04), shall be construed to give to any Person other than the Owner Trustee and the Certificateholders any legal or equitable right in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 10.06.  Notices.  Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and delivered by hand, by courier or mailed by certified mail, postage prepaid, (a) if to the Owner Trustee or the Trust, addressed to it at c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, SAST 2006-1 or to such other address as the Owner Trustee may have set forth in a written notice to the Certificateholders and the Depositor addressed to it at the address set forth for such Certificateholders in the Certificate Register; (b) if to the Administrator, Deutsche Bank Trust Company Americas, 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention:  Trust Administration SX0601; and (c) if to the Depositor, Saxon Asset Securities Company, 4860 Cox Road, Glen Allen, Virginia, Attention: Legal.  Whenever any notice in writing is required to be given by the Owner Trustee or the Administrator, such notice shall be deemed given and such requirement satisfied if such notice is mailed by certified mail, postage prepaid, addressed as provided above.

Section 10.07.  Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.08.  Separate Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 10.09.  Successors and Assigns.  All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and assigns and the Depositor and each Certificateholder and its respective successors, all as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by any Certificateholder shall bind the successors of such Certificateholder.

Section 10.10.  Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 10.11.  Governing Law.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.12.  No Petition.

(a)

To the fullest extent permitted by applicable law, the Owner Trustee, the Depositor, SFM and the Administrator, by entering into this Agreement, the Certificateholders, by accepting the Certificates, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, insolvency or similar proceeding under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Operative Agreements; provided, however, that nothing herein shall preclude the Administrator from filing proofs of claim.

(b)

The Depositor shall not be liable for the default or misconduct of the Administrator, the Owner Trustee, the Indenture Trustee, the Certificate Paying Agent or the Master Servicer under any of the Operative Agreements or otherwise and the Depositor shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Operative Agreements that are required to be performed by the Administrator under the Administration Agreement or the Indenture Trustee under the Indenture or the Master Servicer under the Sale and Servicing Agreement.

Section 10.13.  No Recourse.  Each Certificateholder by accepting a Certificate acknowledges that such Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Depositor, the Administrator, the Certificate Paying Agent, the Master Servicer, the Owner Trustee, any co-trustee, the Bank or any Affiliate thereof (other than the Trust) and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Operative Agreements.

ARTICLE XI

OFFICERS

Section 11.01.  Appointment of Officers.  The Trust may have one or more Officers who are hereby empowered to take and are responsible for performing all ministerial duties on behalf of the Trust pursuant to this Agreement and the other Operative Agreements, including, without limitation, the execution of the Officers’ Certificate (as defined in the Indenture), the Issuer Order (as defined in the Indenture), the Issuer Request (as defined in the Indenture), the annual compliance report required under Section 3.13 of the Indenture, and any annual reports, documents and other reports which the Trust is required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.  Each of the Chairman of the Board, the Chief Executive Officer, the President, each Senior Vice President and each Vice President of the Depositor is hereby appointed as an Officer of the Trust.  The Depositor shall promptly deliver to the Owner Trustee and the Indenture Trustee a list of its officers who shall become the Officers of the Trust pursuant to this Section 11.01.

Section 11.02.  Officers to Provide Information to the Owner Trustee.  It shall be the duty of each Officer to keep the Owner Trustee reasonably and promptly informed as to material events relating to the Trust, including, without limitation, all claims pending or threatened against the Trust, the purchase and sale of any material portion of the Trust Estate and the execution by such Officer on behalf of the Trust of any material agreements or instruments.

Deutsche Bank Trust Company Americas in its capacities as Administrator, Certificate Registrar and Certificate Paying Agent shall be entitled to the same rights, protections, immunities and indemnities as the Indenture Trustee under the Indenture, including without limitation, the right to compensation, reimbursement and indemnification.

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SAXON ASSET SECURITIES COMPANY, as Depositor

By:             /s/ Ernest G. Bretana

Name:  Ernest G. Bretana

Title:    Vice President

WILMINGTON TRUST COMPANY,

as Owner Trustee

By:     /s/ Michele C. Harra

Name:  Michele C. Harra

Title:     Financial Services Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS,

not in its individual capacity but solely as Administrator

By:      /s/ Karlene Benvenuto

        Name: Karlene Benvenuto

        Title:   Authorized Signer

By:         /s/ Hang Luu

Name: Hang Luu

Title:   Authorized Signer

Solely for purpose of

Sections 7.01, 7.02, 7.03, and 10.11

SAXON FUNDING MANAGEMENT, INC.

By:          /s/ Robert B. Eastep

       Name:     Robert B. Eastep

       Title:        Executive Vice President and Chief

Financial Officer

EXHIBIT A

[Form of Trust Certificate]

[Face]

THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THIS TRUST CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE ACT THAT IS ACQUIRING THE TRUST CERTIFICATE FOR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A, AND THAT IS NOT ACQUIRING THIS TRUST CERTIFICATE WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE ACT.  NO PERSON IS OBLIGATED TO REGISTER THIS TRUST CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS.

SO LONG AS ANY NOTE IS OUTSTANDING, NO TRANSFER OF THIS TRUST CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS TRUST CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT ACQUIRING THIS TRUST CERTIFICATE FOR, OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY SUBSTANTIALLY SIMILAR LAW, OR ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF THE FOREGOING.

THIS TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE ADMINISTRATOR, THE MASTER SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE TRUST AGREEMENT OR THE OTHER OPERATIVE AGREEMENTS.

THIS TRUST CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE SALE AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS TRUST CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED AN AFFIDAVIT FROM THE PROPOSED TRANSFEREE IN WHICH THE PROPOSED TRANSFEREE DECLARES THAT IT IS A REAL ESTATE INVESTMENT TRUST (A “REIT”) WITHIN THE MEANING OF SECTIONS 856 AND 857 OF THE CODE OR A QUALIFIED REIT SUBSIDIARY WITHIN THE MEANING OF SECTION 856(i) OF THE CODE.  MOREOVER, ANY ATTEMPTED TRANSFER OF THIS TRUST CERTIFICATE TO A PERSON OTHER THAN A REIT OR A QUALIFIED REIT SUBSIDIARY THAT ALSO ACQUIRES THE CLASS X CERTIFICATE SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE SHALL ACQUIRE NO RIGHTS IN THIS TRUST CERTIFICATE.

SAXON ASSET SECURITIES TRUST 2006-1

TRUST CERTIFICATE

Certificate No. _________

Percentage Interest:  ___%

First Payment Date:  May 25, 2006

Evidencing a fractional undivided equity interest in the Trust Estate, the property of which consists primarily of the Collateral in Saxon Asset Securities Trust 2006-1 (the “Trust”), a Delaware statutory trust formed by Saxon Asset Securities Company, a Virginia corporation, as Depositor (the “Depositor”), pursuant to the Agreement referred to below.

This certifies that Saxon Securities and Certificates, Inc. is the registered owner of the Percentage Interest referred to above.

The Trust was created pursuant to a Trust Agreement, dated as of April 1, 2006 (as amended and supplemented from time to time, the “Agreement” or “Trust Agreement”), among the Depositor, Wilmington Trust Company, as owner trustee (the “Owner Trustee”, which term includes any successor entity under the Agreement) and Deutsche Bank Trust Company Americas (“Deutsche Bank”), as Administrator (in such capacity, the “Administrator”), a summary of certain of the pertinent provisions of which is set forth hereinafter.  This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Trust Certificate by virtue of the acceptance hereof assents and by which such Holder is bound, as described in the Sale and Servicing Agreement.  Distributions on this Trust Certificate shall be made by Deutsche Bank in its capacity of Certificate Paying Agent under the Agreement and as Indenture Trustee under the Sale and Servicing Agreement referred to below.

This Trust Certificate is one of a duly authorized issue of Trust Certificates (herein called the “Trust Certificates”) issued under the Agreement to which reference is hereby made for a statement of the respective rights thereunder of the Depositor, the Owner Trustee and the Holders of the Trust Certificates and the terms upon which the Trust Certificates are executed and delivered.  To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned to such terms in the Agreement or the Sale and Servicing Agreement, dated as of April 1, 2006 (as amended and supplemented from time to time, the “Sale and Servicing Agreement”), by and among the Trust, the Depositor, the Master Servicer, Saxon Mortgage Services, Inc., as servicer and Deutsche Bank, as Indenture Trustee (in such capacity, the “Indenture Trustee”).  The rights of the Holders of the Trust Certificates are subordinated to the rights of the Holders of the Notes as set forth in the Indenture, dated as of April 1, 2006 (the “Indenture”), between the Trust and the Indenture Trustee.

There will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day (each, a “Payment Date”), commencing in May 2006, to the Person in whose name this Trust Certificate is registered at the close of business on the last Business Day of the month preceding the month of such Payment Date (the “Record Date”), such Certificateholder’s Percentage Interest (as shown in the face of this Certificate) in the amount to be distributed to the Holder of the Trust Certificate on such Payment Date, all as described in the Sale and Servicing Agreement and the Agreement.

The Certificateholder, by its acceptance of this Trust Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account that have been released from the lien of the Indenture for payment hereunder and that none of the Owner Trustee, the Administrator, the Master Servicer or the Certificate Paying Agent in their individual capacities or the Depositor is personally liable to the Certificateholders for any amount payable under this Trust Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

The Holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinated to the rights of the Noteholders as described in the Indenture.

The Depositor and each Certificateholder, by acceptance of a Trust Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Trust Certificates for federal, state and local income tax purposes as an equity interest in the Trust.

Each Certificateholder, by its acceptance of a Trust Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any other of the Operative Agreements.

Distributions on this Trust Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon.  Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency maintained by the Certificate Registrar for that purpose by the Trust in the State of New York.

Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Trust Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the Trust has caused this Trust Certificate to be duly executed.

SAXON ASSET SECURITIES TRUST 2006-1

By:

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:

Authorized Signatory

Dated:  __________

CERTIFICATE OF AUTHENTICATION

This is the Trust Certificate referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:

Authorized Signatory

Dated:  __________

[REVERSE OF TRUST CERTIFICATE]

The Trust Certificates do not represent an obligation of, or an interest in, the Depositor, the Indenture Trustee, the Owner Trustee, the Master Servicer, the Bank or any Affiliates of any of them and no recourse may be had against any such parties or their assets, except as expressly set forth or contemplated herein or in the Agreement or the other Operative Agreements.  In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Collateral, all as more specifically set forth herein.  A copy of the Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by an Opinion of Counsel to the effect that such amendment complies with the provisions of the Agreement and would not cause the Trust to be subject to an entity level tax.  If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Noteholder or the Indenture Trustee.  If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding sentence, the amendment shall require the consent of the Holders of 662/3% of the Percentage Interests in each Class of Certificates, the consent of Noteholders evidencing more than 662/3% at the Outstanding Amount of the Notes and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed to any Certificateholder or Noteholder, or (ii) reduce the aforesaid percentage of Certificateholders and Noteholders which are required to consent to any such amendment, in the case of either clause (i) or (ii), without the consent of the holders of all the outstanding Notes and Certificates, as applicable.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trust in the State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Trust Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.  The initial Certificate Registrar appointed under the Agreement is the Administrator.

Except as provided in the Agreement, the Trust Certificates are issuable only in a minimum Percentage Interest of 100%.  As provided in the Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates evidencing in the aggregate the Percentage Interest of the Trust Certificate surrendered in the exchange, as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith or any expense incurred thereby.

The Owner Trustee, the Master Servicer, the Certificate Paying Agent, the Administrator, the Certificate Registrar and any agent of the Owner Trustee, the Master Servicer, the Certificate Paying Agent, the Administrator and the Certificate Registrar may treat the Person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Master Servicer, the Certificate Paying Agent, the Administrator, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.01 thereof and the termination of the Sale and Servicing Agreement.

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                                                              */

Signature Guaranteed:

                                                                             */

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Paying Agent:

Distribution shall be made by wire transfer in immediately available funds __________________ to for the account of ______________________________, account number _______________, or, if mailed by check, to _________________________________.

Applicable statements should be mailed to __________________________________.

Signature of assignee or agent

(for authorization of wire transfer only)

EXHIBIT B

[Form of Class X Certificate]

[Face]

THIS CLASS X CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THIS CLASS X CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE ACT THAT IS ACQUIRING THE CLASS X CERTIFICATE FOR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A, AND THAT IS NOT ACQUIRING THIS CLASS X CERTIFICATE WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE ACT.  NO PERSON IS OBLIGATED TO REGISTER THIS CLASS X CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS.

SO LONG AS ANY NOTE IS OUTSTANDING, NO TRANSFER OF THIS CLASS X CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CLASS X CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT ACQUIRING THIS CLASS X CERTIFICATE FOR, OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY SUBSTANTIALLY SIMILAR LAW, OR ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF THE FOREGOING.

THIS CLASS X CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE ADMINISTRATOR, THE MASTER SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE TRUST AGREEMENT OR THE OTHER OPERATIVE AGREEMENTS.

THIS CLASS X CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE SALE AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CLASS X CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED AN AFFIDAVIT FROM THE PROPOSED TRANSFEREE IN WHICH THE PROPOSED TRANSFEREE DECLARES THAT IT IS A REAL ESTATE INVESTMENT TRUST (A “REIT”) WITHIN THE MEANING OF SECTIONS 856 AND 857 OF THE CODE OR A QUALIFIED REIT SUBSIDIARY WITHIN THE MEANING OF SECTION 856(i) OF THE CODE.  MOREOVER, ANY ATTEMPTED TRANSFER OF THIS CLASS X CERTIFICATE TO A PERSON OTHER THAN A REIT OR A QUALIFIED REIT SUBSIDIARY THAT ALSO ACQUIRES THE TRUST CERTIFICATE SHALL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE SHALL ACQUIRE NO RIGHTS IN THIS CLASS X CERTIFICATE.

SAXON ASSET SECURITIES TRUST 2006-1

CLASS X CERTIFICATE

Certificate No. _________

Percentage Interest:  ___%

First Payment Date:  May 25, 2006

Evidencing a fractional undivided interest in certain residual amounts specified in the Trust Agreement received by Saxon Asset Securities Trust 2006-1 (the “Trust”), a Delaware statutory trust formed by Saxon Asset Securities Company, a Virginia corporation, as Depositor (the “Depositor”), pursuant to the Agreement referred to below.

This certifies that Saxon Securities and Certificates, Inc. is the registered owner of the Percentage Interest referred to above.

The Trust was created pursuant to a Trust Agreement, dated as of April 1, 2006 (as amended and supplemented from time to time, the “Agreement” or “Trust Agreement”), among the Depositor, Wilmington Trust Company, as owner trustee (the “Owner Trustee”, which term includes any successor entity under the Agreement) and Deutsche Bank Trust Company Americas (“Deutsche Bank”), as Administrator (in such capacity, the “Administrator”), a summary of certain of the pertinent provisions of which is set forth hereinafter.  This Class X Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class X Certificate by virtue of the acceptance hereof assents and by which such Holder is bound, as described in the Sale and Servicing Agreement.  Distributions on this Class X Certificate shall be made by Deutsche Bank in its capacity of Certificate Paying Agent under the Agreement and as Indenture Trustee under the Sale and Servicing Agreement referred to below.

This Class X Certificate is one of a duly authorized issue of Class X Certificates (herein called the “Class X Certificates”) issued under the Agreement to which reference is hereby made for a statement of the respective rights thereunder of the Depositor, the Owner Trustee and the Holders of the Class X Certificates and the terms upon which the Class X Certificates are executed and delivered.  To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned to such terms in the Agreement or the Sale and Servicing Agreement, dated as of April 1, 2006 (as amended and supplemented from time to time, the “Sale and Servicing Agreement”), by and among the Trust, the Depositor, the Master Servicer, Saxon Mortgage Services, Inc., as servicer and Deutsche Bank, as Indenture Trustee (in such capacity, the “Indenture Trustee”).  The rights of the Holders of the Class X Certificates are subordinated to the rights of the Holders of the Notes as set forth in the Indenture, dated as of September 1, 2005 (the “Indenture”), between the Trust and the Indenture Trustee.

There will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day (each, a “Payment Date”), commencing in May 2006, to the Person in whose name this Class X Certificate is registered at the close of business on the last Business Day of the month preceding the month of such Payment Date (the “Record Date”), such Certificateholder’s Percentage Interest (as shown in the face of this Certificate) in the amount to be distributed to the Holder of the Class X Certificate on such Payment Date, all as described in the Sale and Servicing Agreement and the Agreement.

The Certificateholder, by its acceptance of this Class X Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account that have been released from the lien of the Indenture for payment hereunder and that none of the Owner Trustee, the Administrator, the Master Servicer or the Certificate Paying Agent in their individual capacities or the Depositor is personally liable to the Certificateholders for any amount payable under this Class X Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

The Holder of this Class X Certificate acknowledges and agrees that its rights to receive distributions in respect of this Class X Certificate are subordinated to the rights of the Noteholders as described in the Indenture.

The Depositor and each Certificateholder, by acceptance of a Class X Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Class X Certificates for federal, state and local income tax purposes as an equity interest in the Trust.

Each Certificateholder, by its acceptance of a Class X Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any other of the Operative Agreements.

Distributions on this Class X Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Class X Certificate or the making of any notation hereon.  Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class X Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Class X Certificate at the office or agency maintained by the Certificate Registrar for that purpose by the Trust in the State of New York.

Reference is hereby made to the further provisions of this Class X Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Class X Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

THIS CLASS X CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the Trust has caused this Class X Certificate to be duly executed.

SAXON ASSET SECURITIES TRUST 2006-1

By:

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:

Authorized Signatory

Dated:  __________

CERTIFICATE OF AUTHENTICATION

This is the Class X Certificate referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:

Authorized Signatory

Dated:  __________

[REVERSE OF CLASS X CERTIFICATE]

The Class X Certificates do not represent an obligation of, or an interest in, the Depositor, the Indenture Trustee, the Owner Trustee, the Master Servicer, the Bank or any Affiliates of any of them and no recourse may be had against any such parties or their assets, except as expressly set forth or contemplated herein or in the Agreement or the other Operative Agreements.  In addition, this Class X Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Collateral, all as more specifically set forth herein.  A copy of the Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by an Opinion of Counsel to the effect that such amendment complies with the provisions of the Agreement and would not cause the Trust to be subject to an entity level tax.  If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Noteholder or the Indenture Trustee.  If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding sentence, the amendment shall require the consent of the Holders of 662/3% of the Percentage Interests in each Class of Certificates, the consent of Noteholders evidencing more than 662/3% at the Outstanding Amount of the Notes and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed to any Certificateholder or Noteholder, or (ii) reduce the aforesaid percentage of Certificateholders and Noteholders which are required to consent to any such amendment, in the case of either clause (i) or (ii), without the consent of the holders of all the outstanding Notes and Certificates, as applicable.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class X Certificate is registerable in the Certificate Register upon surrender of this Class X Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trust in the State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Class X Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.  The initial Certificate Registrar appointed under the Agreement is the Administrator.

Except as provided in the Agreement, the Class X Certificates are issuable only in a minimum Percentage Interest of 100%.  As provided in the Agreement and subject to certain limitations therein set forth, Class X Certificates are exchangeable for new Class X Certificates evidencing in the aggregate the Percentage Interest of the Class X Certificate surrendered in the exchange, as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith or any expense incurred thereby.

The Owner Trustee, the Master Servicer, the Certificate Paying Agent, the Administrator, the Certificate Registrar and any agent of the Owner Trustee, the Master Servicer, the Certificate Paying Agent, the Administrator and the Certificate Registrar may treat the Person in whose name this Class X Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Master Servicer, the Certificate Paying Agent, the Administrator, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.01 thereof and the termination of the Sale and Servicing Agreement.

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Class X Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Class X Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                                                            */

Signature Guaranteed:

                                                                            */

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Class X Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Paying Agent:

Distribution shall be made by wire transfer in immediately available funds __________________ to for the account of ______________________________, account number _______________, or, if mailed by check, to _________________________________.

Applicable statements should be mailed to __________________________________.

__________________________________

Signature of assignee or agent

(for authorization of wire transfer only)

EXHIBIT C

FORM OF CERTIFICATE OF TRUST OF

SAXON ASSET SECURITIES TRUST 2006-1

THIS Certificate of Trust of Saxon Asset Securities Trust 2006-1 (the “Trust”), is being duly executed and filed by the undersigned, a Delaware banking corporation, as owner trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 DEL. CODE, Sections 3801 et seq.) (the “Act”)

1.

NAME.  The name of the statutory trust formed hereby is “SAXON ASSET SECURITIES TRUST 2006-1.”

2.

DELAWARE TRUSTEE.  The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.

EFFECTIVE DATE.  This Certificate of Trust shall be effective on May ___, 2006.

IN WITNESS WHEREOF, the undersigned, being the owner trustee of the Trust, has executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

WILMINGTON TRUST COMPANY,

as Owner Trustee

By:

Name:

Title:

EXHIBIT D

FORM OF RULE 144A INVESTMENT LETTER

Date

Deutsche Bank Trust Company Americas,

  as Certificate Registrar

1761 East St. Andrew Place

Santa Ana, California  92705-4934

Attention:  Trust Administration - SX0601

Re:

Saxon Asset Securities Trust 2006-1 Certificates

Ladies and Gentlemen:

In connection with our acquisition of Saxon Asset Securities Trust 2006-1 Certificates (the “Securities”), we certify that (a) we understand that the Security has not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and is being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Security, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Security and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Security, (d) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Security or any interest in the Security, or solicited any offer to buy, transfer, pledge or otherwise dispose of the Security or any interest in the Security from any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Security under the Act or that would render the disposition of the Security a violation of Section 5 of the Act or any state securities laws or require registration pursuant thereto, and we will not act, or authorize any person to act, in such manner with respect to the Security and (e) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (“Rule 144A”).  We are aware that the sale to us is being made in reliance on Rule 144A.

We are acquiring the Security for our own account or for resale pursuant to Rule 144A and understand that such Security may be resold, pledged or transferred only (1) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (2) pursuant to another exemption from registration under the Act.

Very truly yours,

[Name of Transferee]

By:

     Name:

     Title:

ANNEX 1 TO EXHIBIT D

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers Other Than Registered Investment Companies]

The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $_____________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___

CORPORATION, ETC.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

___

BANK.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

___

SAVINGS AND LOAN.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated units latest annual financial statements.

___

BROKER-DEALER.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___________________________

(1)

Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless buyer is a dealer, and, in that case, buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

___

INSURANCE COMPANY.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___

STATE OR LOCAL PLAN.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA PLAN.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___

INVESTMENT ADVISOR.  The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

___

SBIC.  The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___

BUSINESS DEVELOPMENT COMPANY.  The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___

TRUST FUND.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts of H.R. 10 plans.

3.

The term “Securities” as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities and Exchange Act of 1934.

5.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____ Yes	____ No	Will the Buyer be purchasing the Rule 144A Securities only for the Buyer’s own account?

6.

If the answer to the foregoing question is “no”, the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

7.

The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

Print Name of Buyer

By:

Name:

Title:

Date:

ANNEX 2 TO EXHIBIT D

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers That Are Registered Investment Companies]

The undersigned hereby certifies as follows in connection with the Rule 144A investment representation to which this certification is attached:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because Buyer is part of a family of investment companies (as defined below), is such an officer of the adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer’s family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer of the Buyer’s family of Investment Companies, the cost of such securities was used.

____

The Buyer owned $__________ in securities (other that the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____

The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment advisor or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “Securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest  rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

6.

The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer’s purchase of Rule 144A securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

PRINT NAME OF BUYER

BY:

NAME:

TITLE:

DATE:

IF AN ADVISER:

PRINT NAME OF BUYER

DATE:

EXHIBIT E

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK

)

) ss.

COUNTY OF NEW YORK

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is the __________________________of (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit,

2.

The Investor is not acquiring either the Trust Certificate or the Class X Certificate of Saxon Asset Securities Trust 2006-1 (the “Trust”) for, or with the assets of, an employee benefit plan or other retirement arrangement that is subject to Section 406 of The Employee Retirement Income Security Act of 1974, as amended or Section 4975 of the Internal Revenue Code of 1986, as amended, or any substantially similar law, or any entity deemed to hold the plan assets of the foregoing.

3.

The Investor hereby acknowledges that under the terms of the Trust Agreement, dated as of April 1, 2006,  under which the Trust was formed and the Trust Certificate and the Class X Certificate were issued, no transfer of the Trust Certificate or the Class X Certificate shall be permitted to be made to any person unless Wilmington Trust Company, as Owner Trustee of the Trust, has received a certificate from such transferee in the form hereof.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of __________________ 200___

___________________________________

[Investor]

By:__________________________________

Name:

Title:

ATTEST:

STATE OF

)

) ss:

COUNTY OF

)

Personally appeared before me the above-named _______________, known or proved to me to be the same person who executed the foregoing instrument and to be the ________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this ____ day of ___________ 200__.

________________________________

NOTARY PUBLIC

My commission expires the

_____ day of______________ 20__.

EXHIBIT F

FORM OF REPRESENTATION AND WARRANTY REGARDING TRANSFEREE’S STATUS AS A REIT OR QUALIFIED REIT SUBSIDIARY

This representation and warranty is delivered pursuant to Section 3.03 of the Trust Agreement dated as of April 1, 2006 (the “Agreement”), among Saxon Asset Securities Company, as depositor (the “Depositor”), Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and Deutsche Bank Trust Company Americas, as trust administrator (the “Administrator”), in connection with the transfer by [Saxon Asset Securities Trust 2006-1 (the “Trust”) to the undersigned] [the [transferor] to the undersigned] as a beneficial owner (the “Beneficial Owner”) of a Trust Certificate and a Class X Certificate.  Capitalized terms used but not defined in this document have the meanings ascribed to them in the Agreement.

The Beneficial Owner hereby certifies that it has received a copy of the Agreement and that it understands the restrictions on transferability of the Trust Certificates and the Class X Certificates set forth in Section 3.03 of the Agreement.  In connection with the transfer of the Trust Certificate and the Class X Certificate to the Beneficial Owner, the Beneficial Owner represents and warrants that:

(1)

The Beneficial Owner either (i) qualifies for taxation as a real estate investment trust (a “REIT”) within the meaning of Sections 856 and 857 of the Internal Revenue Code of 1986, as amended (the “Code”) or (ii) is a Qualified REIT Subsidiary within the meaning of Section 856(i) of the Code.

(2)

Notwithstanding anything in the Agreement to the contrary, the Beneficial Owner hereby warrants that the Beneficial Owner shall indemnify the Trust for any income tax imposed upon the Trust due to the Beneficial Owner’s failure to qualify as a REIT or as a Qualified REIT Subsidiary at any time at which such Beneficial Owner owns a Trust Certificate or a Class X Certificate.

(3)

The Beneficial Owner hereby agrees to be subject to the provisions governing events of default set out in the Indenture between Saxon Asset Securities Trust 2006-1 (the “Trust”), as issuer, and Deutsche Bank Trust Company Americas, as indenture trustee, dated as of April 1, 2006.

(4)

The Beneficial Owner hereby agrees to notify the Trust within sixty (60) days of the date on which the Beneficial Owner discovers that it has failed to qualify as a REIT or as a Qualified REIT Subsidiary at any time at which the Beneficial Owner owns a Trust Certificate or a Class X Certificate.

(5)

The Beneficial Owner hereby acknowledges that under the terms of the Agreement, no transfer of a Trust Certificate or a Class X Certificate shall be permitted to be made to any person so long as any Note is Outstanding unless the Certificate Registrar has received a certificate from such transferee to the effect that such transferee is a REIT or a Qualified REIT Subsidiary and such person acquires a 100% beneficial interest in both the Trust Certificate and the Class X Certificate.

(6)

The Beneficial Owner will not transfer a Trust Certificate or a Class X Certificate to any person or entity (i) as to which the Purchaser has reason to believe does not satisfy the requirements set forth in this affidavit, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit F to the Agreement.

(7)

The Beneficial Owner will not transfer a Trust Certificate or a Class X Certificate to any person or entity unless the transferee would hold a 100% Percentage Interest in both the Class X Certificate and the Trust Certificate.

(8)

The Holder of a Trust Certificate or a Class X Certificate will not take any action or inaction that would cause the Trust to be subject to any United States federal income taxation.